Exhibit 99.1

SECTION 906 CERTIFICATION

I, Kenneth J. Hunnicutt, Chief Executive Officer of ABC Bancorp (the “Company”) do hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the “Periodic Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated	March 18, 2003

/s/ KENNETH J. HUNNICUTT

KENNETH J. HUNNICUTT, Chief Executive Officer